EXHIBIT 99.1
                                 ------------

                     Term Sheet dated as of August 5, 1999

[FIRST UNION(Registered Trademark) Logo]                            [CHASE Logo]

                              NEW ISSUE TERM SHEET
                              _____________________

                                 $1,254,382,118
                                  (APPROXIMATE)

              THE CHASE MANHATTAN BANK - FIRST UNION NATIONAL BANK
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1999-1

                              _____________________



             CHASE COMMERCIAL MORTGAGE SECURITIES CORP.--DEPOSITOR
                   THE CHASE MANHATTAN BANK--MASTER SERVICER


                THE CHASE MANHATTAN BANK--MORTGAGE LOAN SELLER
                FIRST UNION NATIONAL BANK--MORTGAGE LOAN SELLER
                              _____________________

                       FOR FURTHER INFORMATION CONTACT:

    FIRST UNION CAPITAL MARKETS                      CHASE SECURITIES INC.
            Barry Reiner                                Scott Davidson
         Managing Director                             Managing Director
            704-374-4499                                 212-834-3813


FIRST UNION CAPITAL MARKETS CORP.                          CHASE SECURITIES INC.

The analyses in this report are based upon information provided by The Chase Manhattan Bank and First Union National Bank (the "Sellers"). First Union Capital Markets Corp. and Chase Securities Inc. (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating the said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN CHASE SECURITIES INC). THE UNDERWRITERS ARE NOT ACTING AS AGENTS FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                  AUGUST 1999

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                                   CONTENTS

                TOPIC                                  PAGE
                -----                                  ----

                Summary of Certificates                   3

                Summary of Issue                          4

                Structural Characteristics                5

                Collateral Characteristics                8

                Summary Statistics                        9

                Ten Largest Loans                        12

                Credit Lease Loans                       15





FIRST UNION CAPITAL MARKETS CORP.                          CHASE SECURITIES INC.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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
                                                       SUMMARY OF CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------------

        INITIAL CLASS   APPROXIMATE                                             INITIAL                                  PRINCIPAL
         CERTIFICATE    PERCENTAGE                      PASS-       ASSUMED      PASS-    WEIGHTED            EXPECTED       OR
         BALANCE OR      OF TOTAL                      THROUGH       FINAL      THROUGH   AVERAGE              RATINGS    NOTIONAL
          NOTIONAL      CERTIFICATE   APPROXIMATE        RATE     DISTRIBUTION   RATE       LIFE     CUSIP      (S&P/    PRINCIPAL
 CLASS   AMOUNT (1)       BALANCE    CREDIT SUPPORT  DESCRIPTION    DATE (5)    (APP.)   (APP.) (6)    NO.     FITCH)    WINDOW (6)
------------------------------------------------------------------------------------------------------------------------------------
A-1       $210,400,000    15.05%         26.50%         Fixed       7/15/07        %      5.49 yrs             AAA/AAA   9/99-7/07
A-2       $816,865,579    58.45%         26.50%         Fixed       7/15/09        %      9.69 yrs             AAA/AAA   7/07-7/09
X       $1,397,640,243      N/A           N/A%           WAC        7/15/29        %      9.68 yrs            AAAr/AAA   9/99-7/29
                                                      (Interest-
                                                       Only)(2)

B          $76,870,213     5.50%         21.00%         Fixed (3)   8/15/09        %      9.92 yrs              AA/AA    7/09-8/09
C          $62,893,811     4.50%         16.50%         Fixed (3)   8/15/09        %      9.97 yrs               A/A     8/09-8/09
D          $20,964,604     1.50%         15.00%         Fixed (3)   8/15/09        %      9.97 yrs              A-/A-    8/09-8/09
E          $48,917,408     3.50%         11.50%         WAC (4)     5/15/11        %     10.47 yrs             BBB/BBB   8/09-5/11
F          $17,470,503     1.25%         10.25%         WAC (4)     5/15/11        %     11.72 yrs            BBB-/BBB-  5/11-5/11
G          $59,399,711      N/A           N/A           Fixed         N/A          %        N/A        N/A       N/A        N/A
H          $10,482,302      N/A           N/A           Fixed         N/A          %        N/A        N/A       N/A        N/A
I          $10,482,301      N/A           N/A           Fixed         N/A          %        N/A        N/A       N/A        N/A
J          $20,964,604      N/A           N/A           Fixed         N/A          %        N/A        N/A       N/A        N/A
K           $6,988,201      N/A           N/A           Fixed         N/A          %        N/A        N/A       N/A        N/A
L           $8,735,252      N/A           N/A           Fixed         N/A          %        N/A        N/A       N/A        N/A
M          $26,205,754      N/A           N/A           Fixed         N/A          %        N/A        N/A       N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------

(1)  Approximate, subject to a permitted variance of plus or minus 5%.

(2) The pass-through rate on the Class X certificates will be equal to the excess, if any, of (1) the weighted average of the net interest rates on the mortgage loans (in each case adjusted if necessary to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (2) the weighted average of the pass-through rates of the other certificates (other than the residual certificates) as described in the prospectus supplement.

(3) For any distribution date, if the weighted average of the net interest rates on the mortgage loans (in each case adjusted if necessary to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of the first day of the related due period is less than the rate specified for the Class B, Class C, Class D certificates with respect to the distribution date, then the pass-through rate for that class of certificates on that distribution date will equal the weighted average net mortgage rate.

(4) The pass-through rate applicable to each of the Class E and Class F certificates as of each distribution date will equal the weighted average of the net interest rates on the mortgage loans (in each case adjusted if necessary to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of the first day of the related due period less ___% in each case.

(5) The assumed final distribution dates set forth in the prospectus supplement have been determined on the basis of the assumptions described in "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement. The rated final distribution date for each class of certificates is August 15, 2031. See "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement.

(6) The weighted average life and period during which distributions of principal would be received set forth in the foregoing table with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations--Weighted Average Life" in the prospectus supplement and on the assumptions that there are no prepayments (other than on each anticipated prepayment date, if any), or losses on the mortgage loans and no extensions of maturity dates of mortgage loans that do not have anticipated prepayment dates.


FIRST UNION CAPITAL MARKETS CORP.                          CHASE SECURITIES INC.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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
                                                          SUMMARY OF ISSUE

ISSUE TYPE:                         Sequential pay multi-class commercial mortgage REMIC

OFFERED SECURITIES:                 Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E and Class F

COLLATERAL:                         $1,397,640,244 pool of 205 fixed-rate commercial and multifamily mortgage loans

LOAN SELLERS:                       The Chase Manhattan Bank and First Union National Bank

DEPOSITOR:                          Chase Commercial Mortgage Securities Corp.

CO-LEAD MANAGERS:                   First Union Capital Markets Corp. and Chase Securities Inc.

MASTER SERVICER:                    The Chase Manhattan Bank

SPECIAL SERVICER:                   ORIX Real Estate Capital Markets, LLC

TRUSTEE:                            State Street Bank and Trust Company

RATING AGENCIES:                    Standard & Poor's Rating Services and Fitch IBCA, Inc.

CUT-OFF DATE:                       August 10, 1999

CLOSING DATE:                       On or about August 26, 1999

DISTRIBUTION DATE:                  The 15th day of the month or the next  business day provided that the  distribution  date will be no earlier than the fourth business day after the related determination date.

DETERMINATION DATE:                 The 11th day of the month or the next business day

DENOMINATIONS:                      The Offered Certificates will be maintained and transferred in book-entry form and issued in denominations of $10,000 initial Certificate Balance, or in the case of the Class X
                                    Certificates, $1,000,000 initial Notional Amount and integral multiples of $1,000 in excess of that amount.

ERISA CONSIDERATIONS:               Class A-1, Class A-2 and Class X certificates  are expected to be ERISA  eligible,  subject to certain conditions

SMMEA ELIGIBILITY:                  Class A-1,  Class A-2,  Class X and Class B  certificates  are expected to be SMMEA  eligible, subject to certain conditions

CERTIFICATE REGISTRATION:           Certificate owners may hold their Certificates through DTC (in the United States) or Cedelbank or Euroclear (in Europe) if they are Participants of that system, or indirectly through organizations that are Participants in those systems.

FIRST UNION CAPITAL MARKETS CORP.                          CHASE SECURITIES INC.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE
ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR SALES REPRESENTATIVE.

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                                                     STRUCTURAL CHARACTERISTICS

INTEREST ACCRUAL PERIOD:            Interest will accrue on the offered certificates during the calendar month prior to the related distribution date and will be calculated assuming that each month has 30 days and each year has
                                    360 days.

PASS-THROUGH RATES:                 Certificates  will accrue  interest at an annual rate called a pass-through  rate which is set forth below for each class of the offered certificates.

                                    Class A-1    [__]%
                                    Class A-2    [__]%
                                    Class X      [__]% (1)
                                    Class B      [__]% (2)
                                    Class C      [__]% (2)
                                    Class D      [__]% (2)
                                    Class E      [__]% (3)
                                    Class F      [__]% (3)

                                    (1)  The pass-through rate on the Class X certificates will be equal to the excess, if any, of
                                         (1) the weighted average of the net interest rates on the mortgage loans (in each case adjusted if necessary to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (2) the weighted average of the pass-through rates of the other certificates
                                         (other than the residual certificates) as described in the prospectus supplement.

                                    (2)  For any distribution date, if the weighted average of the net interest rates on the mortgage loans (in each case adjusted if necessary to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of the first day of the related due period is less than the rate specified for the Class B, Class C or Class D certificates with respect to the distribution date, then the pass-through rate for that class of certificates on that distribution date will equal the weighted average net mortgage rate.

                                    (3)  The pass-through rate applicable to each of the Class E and Class F certificates as of each distribution date will equal the weighted average of the net interest rates on the mortgage loans (in each case adjusted if necessary to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of the first day of the related due period less ___%
                                         in each case.

PRINCIPAL DISTRIBUTIONS:            On each distribution  date, funds available for distribution from the mortgage loans which are allocable to principal on the loans,  net of specified trust expenses,  will be distributed to the  class  of  certificates  outstanding,  with  the  earliest  alphabetical/numerical  Class designation,  until its Certificate  Balance is reduced to zero. If each class of certificates other  than  Class  A has  been  reduced  to  zero,  funds  available  for  principal  will be distributed to Class A-1 and Class A-2, pro rata, rather than sequentially.

INTEREST DISTRIBUTIONS:             Each Class of certificates (other than the Class X certificates) will be entitled on each distribution date to interest accrued at its pass-through rate on the outstanding certificate balance of such Class during the prior calendar month. The Class X certificates will be entitled on each distribution date to the aggregate interest accrued on its notional amount during the prior calendar month.

PREPAYMENT INTEREST SHORTFALLS:     For any distribution date, any Net Aggregate Prepayment Interest Shortfall for such distribution date will generally be allocated on a pro rata basis to each Class of certificates (other than
                                    Class X) in proportion to its entitlement to interest. The Master Servicer's fee up to a Master
                                    Servicing Fee Rate of 0.03% per annum and all accrued income earned by the Master Servicer on any voluntary principal prepayment in the applicable collection period shall be offset against any Prepayment Interest Shortfall.

FIRST UNION CAPITAL MARKETS CORP.                          CHASE SECURITIES INC.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE
ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR SALES REPRESENTATIVE.

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                                               STRUCTURAL CHARACTERISTICS (continued)

PREPAYMENT PROVISIONS:              Each mortgage loan  restricts  voluntary  prepayments  in one or more of the following  ways:
                                    Lockout Period, Defeasance, Yield Maintenance Period, Prepayment Premiums.

                                             PERCENT OF REMAINING BALANCE ANALYSIS *

             ----------------------------------------------------------------------------------------------------------------------
              PREPAYMENT PREMIUM     AUG-99    AUG-00    AUG-01   AUG-02    AUG-03    AUG-04   AUG-05    AUG-06    AUG-07   AUG-08
             ---------------------- -------- --------- --------- -------- --------- --------- -------- --------- --------- --------
             Lock-out / Defeasance    100.0      96.2      96.3     96.4      96.4      96.5     96.5      95.9      95.8     95.6
                      YM                0.0       3.8       3.7      3.6       3.6       3.5      3.5       4.1       4.2      4.1
             ----------------------------------------------------------------------------------------------------------------------
                   Sub Total          100.0     100.0     100.0    100.0     100.0     100.0    100.0     100.0     100.0     99.7
             ----------------------------------------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------------------------------------
                     5.0%               0.0       0.0       0.0      0.0       0.0       0.0      0.0       0.0       0.0      0.0
                     4.0%               0.0       0.0       0.0      0.0       0.0       0.0      0.0       0.0       0.0      0.0
                     3.0%               0.0       0.0       0.0      0.0       0.0       0.0      0.0       0.0       0.0      0.0
                     2.0%               0.0       0.0       0.0      0.0       0.0       0.0      0.0       0.0       0.0      0.0
                     1.0%               0.0       0.0       0.0      0.0       0.0       0.0      0.0       0.0       0.0      0.0
                     Open               0.0       0.0       0.0      0.0       0.0       0.0      0.0       0.0       0.0      0.3
             ----------------------------------------------------------------------------------------------------------------------
                     Total            100.0     100.0     100.0    100.0     100.0     100.0    100.0     100.0     100.0    100.0
             ----------------------------------------------------------------------------------------------------------------------

                  * Numbers represent percentage of outstanding balance as of the date indicated.

DEFEASANCE COLLATERAL               The terms of 187 mortgage loans (the "Defeasance Loans"), representing approximately 94.86%
SUBSTITUTION:                       of the aggregate cut-off date principal balance of all mortgage loans (the "Initial Pool
                                    Balance"), permit the applicable borrower at any time after a specified period (the "Defeasance
                                    Lock-out Period") to obtain a release of a Mortgaged Property from the lien of the related
                                    Mortgage (a "Defeasance Option"). The release is subject to certain conditions. See page S-59 of the prospectus supplement.

ALLOCATION OF PREPAYMENT            On any  distribution  date,  a  percentage  of all  prepayment  premiums  with respect to the
PREMIUMS:                           mortgage  loans will be  allocated  to each class of offered  certificates  then  entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that class receives out of the entire principal distribution amount for that distribution date, and (b) 25%. The remaining percentage of all prepayment premiums will be allocated to the Class X certificates.


FIRST UNION CAPITAL MARKETS CORP.                          CHASE SECURITIES INC.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE
ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR SALES REPRESENTATIVE.

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                                               STRUCTURAL CHARACTERISTICS (continued)

YIELD MAINTENANCE CHARGES:          On any distribution  date, a percentage of all yield maintenance  charges with respect to the mortgage  loans will be  allocated  to each class of offered  certificates  then  entitled to principal  distributions.  That percentage will be equal to the product of (a) the percentage of the  total  principal  distribution  that  class  receives  out of  the  entire  principal distribution  amount for the distribution date, and (b) a percentage (which can be no greater than 100%),  the  numerator of which is the excess of the  pass-through  rate of the class of the  certificates  currently  receiving  principal  over  the  relevant  yield  rate  used in determining  the  yield  maintenance  charge  under the  applicable  mortgage  loan,  and the denominator  of which is the excess of the interest  rate of the related  mortgage  loan over the yield rate.  This formula is set forth below.

YIELD MAINTENANCE CHARGE            Yield maintenance charge              (pass-through rate - yield rate)
ALLOCATION FORMULA:                                               =    -------------------------------------
                                    allocation percentage              (mortgage interest rate - yield rate)

                                    The remaining yield maintenance charges will be allocated to the Class X certificates. In general this formula provides for an increase in the allocation of yield maintenance charges to the certificates then entitled to principal distributions relative to the Class X certificates as yield rates decrease and a decrease in the allocation to those classes as yield rates rise.

EXAMPLE OF ALLOCATION               Mortgage interest rate                      = 8%
OF YIELD MAINTENANCE CHARGES:       Pass-through rate for applicable class      = 6%
                                    Yield rate                                  = 5%

                                    Allocation Percentage for Applicable Class
                                    ------------------------------------------

                                     6% - 5%
                                     -------
                                     8% - 5%   =  33 1/3%

                                    Allocation Percentage for Class X
                                    ---------------------------------

                                     100% - 33 1/3% = 66 2/3%

REPRESENTATIONS AND WARRANTIES:     In each Purchase Agreement, the applicable Mortgage Loan Seller makes certain representations and warranties with respect to each mortgage loan sold by the Mortgage Loan Seller. See page
                                    S-73 of the preliminary Prospectus Supplement.

PREPAYMENT PROVISIONS:                                                                                   % of
                                                                                                Initial Pool Balance
                                                                                                --------------------
                                    Lock-out period followed by defeasance                              92.89%
                                    Lock-out period followed by yield maintenance charge                 3.00%
                                    Lock-out period followed by defeasance followed by
                                           fixed premium percentage                                      1.97%
                                    Lock-out period followed by a yield maintenance charge
                                           followed by fixed premium percentage                          1.89%
                                    Other                                                                 .25%

FIRST UNION CAPITAL MARKETS CORP.                          CHASE SECURITIES INC.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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
                                                     COLLATERAL CHARACTERISTICS

AGGREGATE PRINCIPAL BALANCE/(1)/                                                    $1,397,640,244

NUMBER OF MORTGAGE LOANS                                                            205

NUMBER OF MORTGAGED PROPERTIES                                                      217

NUMBER OF "BALLOON" MORTGAGE LOANS                                                  192

RANGE OF MORTGAGE LOAN PRINCIPAL BALANCES                                           $649,554  to $82,000,000

AVERAGE MORTGAGE LOAN PRINCIPAL BALANCE                                             $6,817,757

RANGE OF MORTGAGE RATES                                                             6.51% to 9.13%

WEIGHTED AVERAGE MORTGAGE RATE                                                      7.68%

WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY DATE/(2)/                                130 months

RANGE OF REMAINING TERMS TO MATURITY DATE/(2)/                                      82 months to 359  months

WEIGHTED AVERAGE REMAINING TERM TO MATURITY DATE/(2)/                               127 months

WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM                                         334 months

WEIGHTED AVERAGE REMAINING AMORTIZATION TERM                                        331 months

WEIGHTED AVERAGE LOAN TO VALUE RATIO/(3)/                                           71.52%

WEIGHTED AVERAGE LOAN TO VALUE RATIO AS OF THE MATURITY DATE/(2)(3)/                62.54%

WEIGHTED AVERAGE OCCUPANCY RATE/(4)/                                                 94.74%

WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO/(3)/                                    1.34x


(1)  Subject to a permitted variance of plus or minus 5%.

(2)  In the case of 7 mortgage loans, the anticipated prepayment date.

(3) The loan to value ratio and debt service coverage ratio information shown above does not reflect 31 credit lease loans, representing approximately 6.30% of the aggregate principal balance of all mortgage loans as of the cut-off date, which have DSCRs at origination that generally range from 1.00x-1.05x and LTVs at origination that generally range from 90%-100%. See "Description of the Mortgage Pool --Credit Lease Loans" in the prospectus supplement.

(4) The weighted average occupancy rate information shown above includes 12 hotel properties, representing approximately 3.60% of the Initial Pool Balance, which have occupancy rates that generally range from 50% to 84% but does not reflect 31 credit lease loans, representing approximately 6.30% of the Initial Pool Balance; if the mortgage loans secured by hotel properties are excluded, the weighted average occupancy rate of all other mortgage loans is 95.59%.


FIRST UNION CAPITAL MARKETS CORP.                          CHASE SECURITIES INC.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

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
                                                         SUMMARY STATISTICS

CURRENT USE OF MORTGAGED PROPERTIES

                                             NUMBER OF            AGGREGATE               % OF
                                             MORTGAGED        PRINCIPAL BALANCE       INITIAL POOL
                  CURRENT USE               PROPERTIES      OF THE MORTGAGE LOANS        BALANCE
                  -----------               ----------      ---------------------     -------------
                  Multifamily                   80                $532,681,582             38.1%
                  Anchored Retail               22                 293,232,181            21.0%
                  Office                        26                 243,923,804            17.5%
                  Credit Lease Loans            31                  88,004,343              6.3%
                  Healthcare                    10                  56,953,569              4.1%
                  Unanchored Retail             17                  54,853,445              3.9%
                  Industrial                     8                  54,025,301              3.9%
                  Hotel                         12                  50,295,435              3.6%
                  Mobile Home Cmty.              6                  10,188,188               .7%
                  Mixed Use                      3                   8,718,118               .6%
                  Self-Storage                   2                   4,764,278               .3%
                                            ----------      ---------------------     -------------
                  TOTAL                         217             $1,397,640,244            100%
                                            ==========      =====================     =============

GEOGRAPHIC DISTRIBUTION

                                             NUMBER OF            AGGREGATE               % OF
                                             MORTGAGED        PRINCIPAL BALANCE       INITIAL POOL
                  STATE                     PROPERTIES      OF THE MORTGAGE LOANS        BALANCE
                  -----                     ----------      ---------------------     -------------
                  California                     52              $323,686,693             23.16%
                  New York                       10               190,933,191             13.66%
                  Florida                        18                81,989,094              5.87%
                  Pennsylvania                    7                81,066,160              5.80%
                  Georgia                         6                65,149,713              4.66%
                  Texas                          20                61,138,639              4.37%
                  Michigan                        4                59,298,964              4.24%
                  Nevada                          9                55,416,210              3.96%
                  Ohio                            8                55,050,679              3.94%
                  Virginia                       13                53,219,190              3.81%
                  Other (and DC)                 70               370,691,711             26.53%
                                            ----------      ---------------------     -------------
                  TOTAL                         217            $1,397,640,244               100%
                                            ==========      =====================     =============

RANGE OF MORTGAGE RATES

                                             NUMBER OF            AGGREGATE               % OF
                                             MORTGAGE         PRINCIPAL BALANCE       INITIAL POOL
                  RANGE OF RATES               LOANS        OF THE MORTGAGE LOANS        BALANCE
                  --------------            ----------      ---------------------     -------------
                  6.510% to 6.999%               16               $88,762,124               6.4%
                  7.000% to 7.249%               20                98,317,730               7.0%
                  7.250% to 7.499%               19               288,031,308              20.6%
                  7.500% to 7.749%               31               265,771,802              19.0%
                  7.750% to 7.999%               43               334,923,662              24.0%
                  8.000% to 8.499%               53               271,345,865              19.4%
                  8.500% to 9.125%               23                50,487,751               3.6%
                                            ----------      ---------------------     -------------
                  TOTAL                         205            $1,397,640,244               100%
                                            ==========      =====================     =============

FIRST UNION CAPITAL MARKETS CORP.                          CHASE SECURITIES INC.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE
ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR SALES REPRESENTATIVE.

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                                                   SUMMARY STATISTICS (continued)

RANGE OF PRINCIPAL BALANCES

                                                                        AGGREGATE            % OF
                                                    NUMBER OF       PRINCIPAL BALANCE       INITIAL
                  RANGE OF                           MORTGAGE             OF THE             POOL
                  CUT-OFF DATE BALANCES               LOANS           MORTGAGE LOANS        BALANCE
                  ---------------------             ---------       -----------------     ------------
                  $   649,554 to $ 2,000,000             55             $ 81,168,102           5.8%
                  $ 2,000,001 to $ 5,000,000             72              235,144,350          16.8%
                  $ 5,000,001 to $10,000,000             44              313,037,870          22.4%
                  $10,000,001 to $15,000,000             11              126,269,033           9.0%
                  $15,000,001 to $25,000,000             14              267,579,215          19.1%
                  $25,000,001 to $50,000,000              8              292,441,675          20.9%
                  $50,000,001 to $82,000,000              1               82,000,000           5.9%
                                                    ---------       -----------------     ------------
                  TOTAL                                 205           $1,397,640,244           100%
                                                    =========       =================     ============

BASIS FOR ACCRUAL OF INTEREST

                                                                        AGGREGATE            % OF
                                                    NUMBER OF       PRINCIPAL BALANCE       INITIAL
                                                     MORTGAGE            OF THE              POOL
                  ACCRUAL BASIS                       LOANS          MORTGAGE LOANS         BALANCE
                  ---------------------             ---------       -----------------     ------------
                  Actual/360                           165           $1,235,713,702          88.4%
                  30/360                                40              161,926,542          11.6%
                                                    ---------       -----------------     ------------
                  TOTAL                                205           $1,397,640,244           100%
                                                    =========       =================     ============


RANGE OF DSCRS*

                                                                        AGGREGATE             % OF
                                                    NUMBER OF       PRINCIPAL BALANCE      INITIAL
                                                     MORTGAGE             OF THE           POOL
                  RANGE OF DSCRS                      LOANS           MORTGAGE LOANS        BALANCE
                  ---------------------             ---------       -----------------     ------------
                  1.129x to 1.189x                       2              $ 7,322,210            0.5%
                  1.190x to 1.249x                      54              445,881,082           31.9%
                  1.250x to 1.299x                      48              308,240,133           22.1%
                  1.300x to 1.349x                      22              160,726,384           11.5%
                  1.350x to 1.399x                      14              106,214,714            7.6%
                  1.400x to 1.599x                      27              197,197,073           14.1%
                  1.600x to 2.137x                       7               84,054,305            6.0%
                                                    ---------       -----------------     ------------
                  TOTAL                                174           $1,309,635,901          93.70%
                                                    =========       =================     ============

                  *Excludes  31 credit  lease  loans,  or  approximately  6.30% of the Initial  Pool
                  Balance,  secured by credit leased  properties  meeting the  guidelines  described under "Description of the Mortgage Pool--Underwriting Standards" in the Prospectus
                  supplement.  The DSCRs for all credit lease loans at origination  range  generally from 1.00x-1.05x.


FIRST UNION CAPITAL MARKETS CORP.                          CHASE SECURITIES INC.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE
ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR SALES REPRESENTATIVE.

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                                                   SUMMARY STATISTICS (continued)

RANGE OF LTVS*

                                                                                           % OF
                                             NUMBER OF              AGGREGATE             INITIAL
                                             MORTGAGE           PRINCIPAL BALANCE          POOL
                  RANGE OF LTVS                LOANS          OF THE MORTGAGE LOANS       BALANCE
                  -------------              ---------        ---------------------       -------
                  41.91% to 54.99%                9                 $85,739,418              6.1%
                  55.00% to 64.99%               16                  81,976,709              5.9%
                  65.00% to 69.99%               27                 308,131,863             22.0%
                  70.00% to 73.33%               25                 185,405,714             13.3%
                  73.34% to 76.66%               38                 245,304,599             17.6%
                  76.67% to 79.99%               50                 336,135,997             24.1%
                  80.00% to 84.95%                9                  66,941,600              4.8%
                                             ---------        ---------------------       -------
                  TOTAL                         174              $1,309,635,901            93.70%
                                             =========        =====================       =======

                  *Excludes  31 credit  lease  loans,  or  approximately  6.30% of the Initial  Pool
                  Balance,  secured by credit leased  properties  meeting the  guidelines  described under "Description of the Mortgage Pool--Underwriting Standards" in the prospectus supplement.  The LTV  ratios  for all  credit  lease  loans at  origination  range generally from 90-100%.


RANGE OF REMAINING TERM TO MATURITY DATE OR ANTICIPATED PREPAYMENT DATE

                                                                                            % OF
                                             NUMBER OF              AGGREGATE            INITIAL
                  RANGE OF REMAINING         MORTGAGE           PRINCIPAL BALANCE        POOL
                  TERMS (MOS.)                 LOANS          OF THE MORTGAGE LOANS       BALANCE
                  ------------------         ---------        ---------------------       -------
                   82 to 84                       3                   $60,743,276            4.4%
                   85 to 117                     38                   327,655,603           23.4%
                  118 to 120                    110                   779,821,509           55.8%
                  121 to 180                     21                   134,471,932            9.6%
                  181 to 240                     19                    56,577,480            4.1%
                  241 to 300                     13                    36,875,329            2.6%
                  301 to 359                      1                     1,495,117            0.1%
                                             ---------        ---------------------       -------
                  TOTAL                         205                $1,397,640,244            100%
                                             =========        =====================       =======


AMORTIZATION TYPES

                                                                                            % OF
                                             NUMBER OF              AGGREGATE            INITIAL
                                             MORTGAGE           PRINCIPAL BALANCE        POOL
                  TYPE OF AMORTIZATION         LOANS          OF THE MORTGAGE LOANS       BALANCE
                  --------------------       ---------        ---------------------       -------
                  Balloon Loans                 185                $1,331,099,329          95.2%
                  Fully Amortizing              13                     28,816,244           2.1%
                  APD                            7                     37,724,671           2.7%
                                             ---------        ---------------------       -------
                  TOTAL                         205                $1,397,640,244           100%
                                             =========        =====================       =======



FIRST UNION CAPITAL MARKETS CORP.                          CHASE SECURITIES INC.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
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
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
                                                          TEN LARGEST LOANS

                                                     % OF                             STATED                    CUT-OFF
                        NUMBER OF                   INITIAL                          REMAINING                    DATE        LTV
                        MORTGAGED    CUT-OFF DATE    POOL     PROPERTY    MORTGAGE     TERM     UNDERWRITTEN      LTV      RATIO AT
PROPERTY NAME           PROPERTIES      BALANCE     BALANCE     TYPE        RATE      (MOS.)        DSCR         RATIO     MATURITY
-------------           ----------      -------     -------     ----        ----     ---------  ------------    --------   --------
Rego  Park                  1         $82,000,000     5.87%     Retail       7.25%      118           1.58x       65.60%    62.37%
Capitol Square              1          50,000,000     3.58%     Office       7.47%       84           2.14x       51.81%    51.81%
90 & 100 John St.           1          50,000,000     3.58%   Multifamily    7.27%      117           1.29x       70.42%    62.54%
Orange Cnty. Portfolio      7          39,151,613     2.80%     Office       7.61%      116           1.30x       68.15%    60.63%
McCandless Towers I         1          36,984,827     2.65%     Office       8.24%      119           1.30x       65.46%    59.02%
Albany Mall                 1          31,587,489     2.26%     Retail       8.33%      119           1.25x       70.19%    63.41%
Oaks at Hampton             1          29,146,816     2.09%   Multifamily    7.50%      117           1.22x       79.85%    70.83%
Townhouse Apartments        1          27,986,550     2.00%   Multifamily    7.81%      119           1.21x       75.64%    67.51%
1845 Walnut Street          1          27,584,379     1.97%     Office       7.32%      119           1.30x       68.11%    60.06%
Whispering Hills            1          24,850,885     1.78%   Multifamily    6.90%      162           1.20x       75.31%    56.59%
TOTAL                       16       $399,292,559    28.57%                  7.53%      116           1.44X       67.60%    61.13%


REGO PARK PLAZA. The Rego Park Plaza loan is secured by a first lien mortgage on a retail property located in Rego Park, New York. The property contains a total of approximately 343,049 square feet of net leaseable area in a three-story building constructed in 1952, and renovated in 1997, which is situated on approximately 5.88 acres of land. As of May 1999, the property was approximately 100% occupied. The property is occupied by five tenants (Sears, Marshall's, Bed, Bath & Beyond, Circuit City and Old Navy). The sponsor of the borrower is Alexander's Inc., which is partially owned by Vornado Realty Trust.

CAPITOL SQUARE. The Capitol Square loan is an interest-only loan secured by a first lien mortgage on a class "A" office tower and parking garage located in Sacramento, California. The property contains a total of approximately 501,060 square feet of net leaseable area in a twenty three-story building, with a parking garage containing approximately 711 indoor parking spaces on four levels. The property was constructed in 1992. As of June 1999, the property was approximately 100% leased to the State of California. The lease expires on December 31, 2023, unless earlier terminated in accordance with its terms. The sponsor, who also is the borrower, is the State of California Public Employees' Retirement System (CalPERS). As of July 1999, the State of California General Obligation Debt currently was rated "A+" by Standard & Poor's and "Aa3" by Moody's Investors Service, Inc. CalPERS is the largest public pension fund in the United States.

90 & 100 JOHN STREET. The 90 & 100 John Street loan is secured by a first lien mortgage lien on a 29-story mixed use high-rise building located in New York, New York. The property contains a total of 221 apartment units, 137,498 square feet of net leaseable office space, and 47,412 square feet of net leaseable retail space, with a parking garage containing 55 parking spaces. The property also includes a health club. The property was constructed in 1931, and fully renovated between 1998 and 1999. As of April 1999, the apartment units were approximately 99.1% leased, the office space was approximately 94% leased to 33 tenants, and the retail space was approximately 100% leased to 7 tenants. The sponsor of the borrower is The Moinian Group, which currently owns and operates over 4 million square feet of commercial properties located primarily in the northeastern United States.


FIRST UNION CAPITAL MARKETS CORP.                          CHASE SECURITIES INC.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE
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
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                         TEN LARGEST LOANS (continued)

ORANGE COUNTY OFFICE PORTFOLIO. The Orange County Office Portfolio loan is secured by a first lien mortgage on 5 office/flex properties and 2 office properties located in Orange County, California. The properties contain a total of approximately 550,702 square feet of net leaseable area, ranging in size from approximately 58,010 square feet to approximately 115,205 square feet. As of June 1999, the properties had a weighted average occupancy of 95.9%, ranging from approximately 93.9% to approximately 100%. The properties were constructed between 1979 and 1990. The sponsor of the borrower is The Olen Companies, a real estate management and development company founded in 1973, that currently owns and operates over 3 million square feet of leasable commercial properties in southern California.

MCCANDLESS TOWERS I. The McCandless Towers I loan is secured by a first lien mortgage on a class "A" office building located in the center of "Silicon Valley" in Santa Clara, California. The property contains a total of approximately 201,420 square feet of net leaseable office space in an eleven-story building and approximately 6,400 square feet of net leaseable restaurant space in an adjacent one-story building. The property was constructed in 1985. As of June 1999, the property was approximately 96.1% occupied. The sponsor of the borrower is McCandless Management Corporation.

ALBANY MALL. The Albany Mall loan is secured by a first lien mortgage on an enclosed regional mall located in Albany, Georgia. The mortgaged property contains a total of 457,774 square feet of net leaseable area and is anchored by Dillard's, Sears, Belk and JC Penney stores. The mall contains a total of approximately 761,577 square feet of net leaseable area, of which, approximately 304,000 square feet of net leaseable space is located in three anchor tenants, Sears, Belk and JC Penney, which are not part of the subject collateral. The mall was constructed in 1976, and renovated in 1988 at a cost of $8,000,000. As of June 1999, the property was approximately 93.8% occupied. The sponsor of the borrower is Aronov Realty Management, Inc., a privately held real estate company founded in 1952. Aronov Realty Management, Inc. currently owns and operates over 12 million square feet of leaseable commercial property.

OAKS AT HAMPTON. The Oaks at Hampton loan is secured by a first lien mortgage on a luxury apartment complex located in Rochester Hills, Michigan. The property contains a total of 544 units: 144 one-bedroom units, 352 two-bedroom units and 48 three-bedroom units. The amenities available to residents include tennis courts, an Olympic-size pool with a sundeck, a sauna and shower room, a clubhouse, a nine-hole golf course and bicycling and jogging trails. The property was constructed in 1986. As of April 1999, the complex was approximately 94.8% occupied. The sponsor of the borrower is Associated Estates Realty Corporation.

THE TOWNHOUSE APARTMENTS. The Townhouse Apartments loan is secured by a first lien mortgage on an apartment complex located in Stamford, Connecticut. The buildings were originally built between 1956 and 1963. 228 of the units were substantially renovated in 1998. The property contains a total of 268 units. 40 units in the three-story building have been, or are in the process of being, substantially renovated. As of July 1999, 30 of the 40 renovated units were pre-leased. A cash pledge of $4.654 million was funded at loan closing and is being held as additional collateral to be released only upon property stabilization and achievement of certain operating thresholds following completion of the renovation with respect to 40 of the units. As of May 1999, the property was approximately 96.9% occupied, excluding the 40 units undergoing renovation. The sponsor of the borrower is Ceebraid-Signal Corporation, which was founded in 1950. Ceebraid-Signal Corporation currently owns or operates over 12,000 multifamily units on the East Coast of the United States.


FIRST UNION CAPITAL MARKETS CORP.                          CHASE SECURITIES INC.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE
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
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                         TEN LARGEST LOANS (continued)

1845 WALNUT STREET. The 1845 Walnut Street loan is secured by a first lien mortgage on a twenty-five-story office building located in the Rittenhouse Square area of Philadelphia, Pennsylvania. The property contains a total of approximately 352,384 square feet of net leaseable office space. The office building was originally constructed in 1968 and renovated in 1995. As of June 1999, the property was approximately 96.0% occupied. The sponsors of the borrower are Frankel Enterprises, a privately held real estate company founded in 1936, and Resource Commercial Mortgages, Inc., a subsidiary of Resource Properties, Inc., which is a subsidiary of Resource America, Inc. Frankel Enterprises is a family owned real estate company that has developed 37 commercial properties since its inception in 1936. Resource America, Inc. is a publicly traded finance company that is involved with real estate finance, energy production and equipment leasing.

WHISPERING HILLS APARTMENTS. The Whispering Hills Apartments loan is secured by a first lien mortgage on a 330 unit apartment complex located in Creve Cour, St. Louis County, Missouri. The apartment complex consists of 29 two- and three-story buildings originally constructed between 1968 and 1972. As of May 1999, Whispering Hills Apartments had an occupancy rate of approximately 90%. The sponsor of the borrower is The Michelson Organization. The Michelson Organization was founded in 1927 and currently owns and operates 31 properties in 13 different states.


FIRST UNION CAPITAL MARKETS CORP.                          CHASE SECURITIES INC.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE
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                               CREDIT LEASE LOANS

CREDIT LEASE LOANS:           31 mortgage loans,  representing  approximately
                              6.30% of the Initial Pool Balance, the credit lease loans, are secured by Mortgages on Mortgaged
                              Properties that are, in each case, subject to a lease (a "Credit Lease") to a tenant (each a "Tenant" and, collectively, the "Tenants") which possesses (or the parent of which or other affiliate of which guarantees the Credit Lease obligation possesses) the rating indicated in the table below. Scheduled monthly rent payments (the
                              "Monthly Rental Payments") under the Credit Leases are generally determined in underwriting to be sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related credit lease loans.

                              The Credit Leases generally provide that the Tenant is responsible for all costs and expenses incurred in connection with the maintenance and operation of the related Mortgaged Property. In the event of a casualty or condemnation of a material portion of the related Mortgaged Property, either

                                   (a)  the Credit Lease provides that the
                                        Tenant is obligated to continue making
                                        payments, and/or the Tenant must make an offer to purchase the applicable Mortgaged Property for an amount not less than the unpaid principal balance plus accrued interest on the related credit lease loan; or

                                   (b)  the Trustee on behalf of the
                                        Certificateholders will have the benefit of certain non-cancelable credit lease enhancement insurance policies (the "Lease Enhancement Policies") obtained to cover certain casualty and/or condemnation risks. See "--Lease Enhancement Policies" in the prospectus supplement.


FIRST UNION CAPITAL MARKETS CORP.                          CHASE SECURITIES INC.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE
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                        CREDIT LEASE LOANS (continued)

                                                       CREDIT LEASE LOAN TABLE

                                                                                                                     LEASE
 LOAN                                   GUARANTOR/                           CUT-OFF DATE    S&P         MOODY'S     TYPE
NUMBER   PROPERTY NAME                  TENANT            PROPERTY TYPE      BALANCE         RATING(1)   RATING (1)  CODE(2)
-----    -------------                  ------            -------------      -------         ---------   ----------  -------
  46     CVS Lynchburg Wards & Fort     CVS Corp.         Drug Store         $2,276,913          A          A3          NN
  47     CVS Madison Heights            CVS Corp.         Drug Store         $2,180,541          A          A3          NN
  48     CVS Webster Ridge              CVS Corp.         Drug Store         $1,750,099          A          A3          NN
  49     CVS Worcester Grafton          CVS Corp.         Drug Store         $1,579,406          A          A3          NN
  51     Eagle-Joliet                   Eagle Food Corp.  Grocery Store      $3,172,803          B+         B2          NNN
  53     Eckerd South Plainfield        Eckerd Corp.      Drug Store         $3,301,409         (3)         Baa2        NN
  87     IHOP Chatsworth Devonshire     IHOP Corp.        Restaurant         $1,301,296         (3)         (3)         NNN
  88     IHOP San Antonio Loop 1604     IHOP Corp.        Restaurant         $1,287,004         (3)         (3)         NNN
 107     Motel 6 1124 Baton Rouge       Accor SA          Hospitality        $5,179,882         BBB         (3)          B
 108     Motel 6 1179 Moline            Accor SA          Hospitality        $2,447,838         BBB         (3)          B
 109     Motel 6 1252 Knoxville         Accor SA          Hospitality        $2,035,281         BBB         (3)          B
 110     Motel 6 161 Omaha              Accor SA          Hospitality        $2,392,831         BBB         (3)          B
 111     Motel 6 212 McAllen            Accor SA          Hospitality        $3,520,486         BBB         (3)          B
 112     Motel 6 234 Murfreesboro       Accor SA          Hospitality        $2,081,121         BBB         (3)          B
 113     Motel 6 261 Grand Junction     Accor SA          Hospitality        $3,768,021         BBB         (3)          B
 114     Motel 6 Dallas Grand           Accor SA          Hospitality        $3,052,922         BBB         (3)          B
         Prairie
 115     Motel 6 551 Houston Clark      Accor SA          Hospitality        $3,868,868         BBB         (3)          B
         Lane Webster
 132     Q- The Sports Club             Q Club Inc.       Health & Fitness   $6,119,172         (3)         (3)          B
 141     Rite Aid Banning               Rite Aid Corp.    Drug Store         $4,832,639         BBB         Baa1         B
 142     Rite Aid Blythe                Rite Aid Corp.    Drug Store         $4,832,639         BBB         Baa1         B
 143     Rite Aide California City      Rite Aid Corp.    Drug Store         $2,276,173         BBB         Baa1         B
 144     Rite Aid Chardon               Rite Aid Corp.    Drug Store         $2,567,186         BBB         Baa1         B
 145     Rite Aid Danville Riverside    Rite Aid Corp.    Drug Store         $2,236,612         BBB         Baa1        NN
 146     Rite Aid Fremont               Rite Aid Corp.    Drug Store         $2,054,533         BBB         Baa1         B
 147     Rite Aid Oakley                Rite Aid Corp.    Drug Store         $5,074,271         BBB         Baa1         B
 148     Rite Aid Pittsfield            Rite Aid Corp.    Drug Store         $2,242,343         BBB         Baa1         B
 149     Rite Aid, Baltimore Street     Rite Aid Corp.    Drug Store         $2,798,079         BBB         Baa1         B
 150     Rite Aid, Gibbstown            Rite Aid Corp.    Drug Store         $2,464,645         BBB         Baa1         B
 151     Rite Aid, New Oxford           Rite Aid Corp.    Drug Store         $1,971,716         BBB         Baa1         B
 166     Southland Gumpert Ft.          Southland Corp.   Convenience Store  $1,359,348         BBB-         Ba1        NN
         Meyers
 172     Stop & Shop Grafton            Royal Ahold       Grocery Store      $1,978,266          A          A3          NN
         Worchester

(1) Unless otherwise indicated, the ratings were the highest assigned to the applicable Tenant or Guarantor, as applicable, by S&P and Moody's.

(2) "NNN" means triple net lease; "NN" means double net lease, "B" means bond-type lease.

(3)  Not publicly rated.

FIRST UNION CAPITAL MARKETS CORP.                          CHASE SECURITIES INC.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.